LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 16, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED MARCH 31, 2015, OF

CLEARBRIDGE LARGE CAP GROWTH FUND

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about December 15, 2015 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately December 11, 2015), the fund will no longer offer Class B shares for incoming exchanges or dividend reinvestment.

Please retain this supplement for future reference.

CBAX205960